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                                                                    EXHIBIT 23.6




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-47399) of our report dated February 26, 1999 appearing on page 35 of Post Properties, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.



PricewaterhouseCoopers LLP
Atlanta, Georgia
March 12, 1999